                   NON-COMPETE AND NON-SOLICITATION AGREEMENT
                                       OF
                          FRONT ROYAL INSURANCE COMPANY
                                       AND
                            COLONY INSURANCE COMPANY
                                       AND
                       ROCKWOOD CASUALTY INSURANCE COMPANY
                                       AND
                           HAMILTON INSURANCE COMPANY


      NON-COMPETE AND NON-SOLICITATION AGREEMENT, dated as of December 31, 1996, between FORT WASHINGTON HOLDINGS, INC., a Pennsylvania corporation with its principal offices at 502 West Office, Center Drive, Fort Washington, Pennsylvania 19034 (the "Corporation"), FRONT ROYAL INSURANCE COMPANY, a Pennsylvania insurance corporation, with its principal offices at 9201 Forest Hill Avenue, Suite 200, Richmond, Virginia 23235 ("Front Royal"), COLONY INSURANCE COMPANY, a Virginia corporation, with its principal offices at 9201 Forest Hill Avenue, Suite 200, Richmond, Virginia 23235 ("Colony"), ROCKWOOD CASUALTY INSURANCE COMPANY, a Pennsylvania insurance corporation, with its principal offices at 654 Main Street, Rockwood, Pennsylvania 15557 ("Rockwood") and HAMILTON INSURANCE COMPANY, a Virginia insurance corporation, with its principal offices at 9201 Forest Hill Avenue, Suite 200, Richmond, Virginia 23235 ("Hamilton").

                              W I T N E S S E T H:

     WHEREAS, concurrently with the execution and delivery of this Agreement, and pursuant to the terms of the Premier Stock Purchase Agreement, dated as of December 31, 1996 (the "Premier Agreement"), among Rockwood, as seller, and the Corporation, as buyer, the Corporation purchased from Rockwood 1,000 shares of Common Stock, no par value, of Premier Auto Insurance Company ("Premier"), which constitutes all of the outstanding common stock of Premier; and

     WHEREAS, pursuant to the terms of a Stock Purchase Agreement, dated as of December 6, 1996 (the "Stock Purchase Agreement"), among PIC Insurance Group, Inc. and Trirock Limited Partnership, as sellers, and Front Royal, Inc. ("FRI"), as buyer, FRI purchased all of the issued and outstanding shares of capital stock of Rockwood; and

     WHEREAS, Colony is a wholly owned subsidiary of FRI; and

     WHEREAS, Front Royal and Hamilton each are wholly owned subsidiaries of Colony; and

     WHEREAS, it is a condition to consummation of the Closing (as defined in the Premier Agreement) that this Agreement be executed and delivered and in full force and effect; and

     WHEREAS, the Corporation wishes to be protected against competition from each of Front Royal, Colony, Rockwood and Hamilton in the business of writing or issuing private passenger automobile insurance ("Competitive Business").

     NOW, THEREFORE, in consideration of the payment of $1.00 and other good and valuable consideration to each of Front Royal, Colony, Rockwood and Hamilton and the mutual covenants and promises herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Term of the Agreement. The term of this Agreement shall commence on the date hereof and terminate three years from the date of Closing under the Premier Agreement (the "Term").

     2. Covenant Not to Compete. (a) Front Royal, Colony, Rockwood and Hamilton each covenants and agrees that (i) the Corporation will suffer substantial damage which will be difficult to compute if, after consummation of the Closing, Front Royal, Colony, Rockwood or Hamilton should engage in any Competitive Business and (ii) the provisions of this Paragraph 2 are reasonable and necessary for the protection of the Corporation.

     (b) During the Term of this Agreement, without the prior written consent of the Corporation, each of Front Royal, Colony, Rockwood and Hamilton shall not, in the Commonwealth of Pennsylvania, directly or indirectly: (i) enter into the employ of or render any services to any person, firm, corporation, partnership, limited liability company or other entity or business engaged in any Competitive Business; or (ii) engage in any Competitive Business for its own account. Mere passive ownership of stock representing 5% or less of the capital stock of a publicly held company shall not be deemed a breach of this Paragraph 2.

     (c) If any provision of this Paragraph 2 is held to be unenforceable because of the scope, duration or area of its applicability, the tribunal making such determination shall have the power to modify such scope, duration or area, or all of them, and such modification or provisions shall then be applicable in such modified form.

     (d) If Front Royal, Colony, Rockwood or Hamilton commits a breach, or threatens to commit a breach, of any of the provisions of clause (b) above, the Corporation shall have the right and remedy, in addition to all other remedies at law and in equity: (i) to have the provisions of this Paragraph 2 specifically enforced by any court having equity jurisdiction; and (ii) to require such breaching party to account for and pay over to the Corporation all compensation, profits, monies, accruals, increments, or other benefits derived or received by such breaching party as the result of any transactions constituting a breach of any of the provisions of clause (b) above and each of Front Royal, Colony, Rockwood and Hamilton hereby agrees to account for and pay over such benefits to the Corporation.


     (e) Nothing in this Agreement shall be deemed in any way to apply, directly or indirectly, to any of the Affiliates (as defined in the Premier Agreement) of Front Royal, Colony, Rockwood and Hamilton, including any current or future Affiliates; provided, however, that each of Front Royal, Colony, Rockwood and Hamilton hereby agrees that neither it nor any of its Affiliates shall acquire, whether through the purchase of capital stock or assets, any entity the primary business of which is any Competitive Business in the Commonwealth of Pennsylvania.

     3. Covenant Not to Solicit. (a) Front Royal, Colony, Rockwood and Hamilton each covenants and agrees that for the Term of this Agreement it shall not, directly or indirectly, solicit for its own account or for the account of another, or assist any other person in soliciting, for the purpose of placing private passenger automobile insurance or related insurance lines with an insurance company other than Premier, any of the agents or brokers who place private passenger automobile insurance with Premier and are identified on Exhibit A hereto. Nothing in this Paragraph 3 shall prohibit Front Royal, Colony, Rockwood and Hamilton from soliciting any agents or brokers identified on Exhibit A for its own account or for the account of another, for the purpose of placing any line of insurance which is unrelated to private passenger automobile insurance.

     (b) Front Royal, Colony, Rockwood and Hamilton each further agrees that, during the Term of this Agreement, it shall not directly or indirectly (i) solicit, entice, persuade or seek to induce any person who is or was an employee of, or consultant to, Premier on the date hereof or at any time during the Term of this Agreement or the six-month period prior to the date hereof, to terminate his or her employment or consultancy with Premier, or (ii) solicit, entice, persuade or seek to induce, for its own account or for the account of any other person, any person who is or was an employee or consultant of Premier on the date hereof or at any time during the term of this Agreement or the six-month period prior to the date hereof, for employment with any insurance company writing private passenger automobile or related lines of insurance, or (iii) approach any such employee or consultant for any of the foregoing purposes, or
(iv) authorize or assist in the taking of any such actions by any third party.

     4. General. (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed entirely in Pennsylvania.

     (b) The article and section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     (c) This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements and understanding, written or oral, relating to the subject matter hereof.


     (d) The Corporation may assign its rights, together with its obligations hereunder, in connection with any sale, transfer or other disposition of all or substantially all of its business or assets; in any event, the obligations of the Corporation hereunder shall be binding on its successors or assigns, whether by merger, consolidation or acquisition of all or substantially all of its business or assets.

     (e) This Agreement may be amended, modified, superseded, renewed or extended and the terms or covenants hereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

     (f) Any and all notices or other communications or deliveries required or permitted by this Agreement shall be in writing and shall be delivered personally, sent by a nationally recognized courier service or sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the party at the address on the first page of this Agreement, or to such other address as a party may provide in accordance with this Section 4(f). Any notice or other communications or deliveries hereunder shall be deemed given and effective (i) upon receipt if delivered personally or by courier, or (ii) three days after mailing as provided above.

     IN WITNESS WHEREOF, the parties hereunder have caused this Agreement to be executed by their duly authorized representative on the date first above written.


                                    FRONT ROYAL INSURANCE COMPANY


                                    By:___________________________
                                       Name:
                                       Title:

                                    COLONY INSURANCE COMPANY


                                    By:___________________________
                                       Name:
                                       Title:

                                    ROCKWOOD CASUALTY INSURANCE COMPANY



                                    By:___________________________
                                       Name:
                                       Title:

                                    HAMILTON INSURANCE COMPANY


                                    By:___________________________
                                       Name:
                                       Title:

                                    FORT WASHINGTON HOLDINGS, INC.


                                    By:___________________________
                                       Name:
                                       Title:

                                  Agent Listing

                                                                                                                        State Broker
Agent     Broker Name                            Broker 1                     Broker 2                Broker City               Zip
-------   ------------------                     ----------                   ----------              ---------------   ------------

10000     A-Plus Insurance Center Inc.           203 Markley Street                                   Norristown         PA    19401
10001     A.C. Thompson                          2814 Walbert Avenue                                  Allentown          PA    18104
10003     C&C Berk Insurance Agency              2625 A Durham Road                                   Bristol            PA    19007
10005     B & L Auto Insurance Agency, Inc.      2060 Street Road                                     Bensalem           PA    19020
10010     Dunlop Insurance, Inc.                 575 Van Reed Rd                                      Wyomissing         PA    19610
10011     Dunlop Insurance, Inc.                 108 West Main Street                                 Ephrata            PA    17522
10012     Dunlop Insurance, Inc.                 1976 East High Street                                Pottstown          PA    19464
10013     Autosure Dealer Network, Inc.          565 Van Reed Road                                    Wyomissing         PA    19610
10014     Guerrini Insurance                     1801 East Market St.                                 York               PA    17402
10015     Associated Insurance Centers, Inc.     402 East Fourth Street                               Bethlehem          PA    18015
10020     Baringer Associates Inc.               1602 W. Broad Street        PO Box 300               Quakertown         PA    18951
10022     John Yurconic Agency                   4539 Hamilton Boulevard                              Allentown          PA    18103
10025     Nonnemaker Agency                      1530 W. Broad Street                                 Bethlehem          PA    18018
10030     Tirpak Insurance Agency                Box 280 A1 RR #2            Route 309 Hometown       Tamaqua            PA    18252
10035     David E. Gebhard Associates            90 Willow Valley Square                              Lancaster          PA    17602
10040     Zangardi Insurance Agency, Inc.        501 N Keyser Avenue                                  Scranton           PA    18504
10045     Kapmoore Associates                    964 Wyoming Avenue                                   Forty Fort         PA    18704
10050     Samuel Insurance Agency Inc.           RD # 5 Memorial Highway     PO Box 219               Dallas             PA    18612
10051     Insurance Hotline, Inc.                South Main Plaza            357 South Main Street    Wilkes-Barre       PA    18702
10052     Samuel Insurance - Wyoming             188 Wyoming Ave.                                     Wyoming            PA    18644
10053     Samuel Insurance - Clarks Summit       Rear 336 South State Street                          Clarks Summit      PA    18411

10060     Ardrey Insurance Agency, Inc.          5406 Lincoln Highway East   PO Box 189               Gap                PA    17527
10070     R.T. Dunn Insurance, Inc.              200 W. Main Street                                   Mechanicsburg      PA    17055
10071     R.T. Dunn - D. Wonderly                200 W. Main Street                                   Mechanicsburg      PA    17055
10080     William R. Pressley, Jr. Ins Agency    100 S. Thirteenth Street                             Harrisburg         PA    17104

10090     Dale Wagner Insurance Agency           2642 Walnut Street                                   Harrisburg         PA    17103
10110     Insurance Exchange Ltd.                217 Frederick Street                                 Hanover            PA    17331
10120     Florey Insurance Agency                1186 Winola Road                                     Clarks Summit      PA    18411
10130     Gallia Insurance Agency                708 Main Street                                      Moosic             PA    18507
10140     North Central Motor Club Ins Agency    One East 6th Avenue                                  South Williamport  PA    17701
10141     AAA of North Central PA - Wellsboro    Queet & Water Streets       PO Box 638               Wellsboro          PA    16901
10142     AAA of North Central PA - Coudersport  107 South Main Street                                Coudersport        PA    16915
10150     Mallalieu-Golder Ins. Agency, inc.     49 E. Fourth Street         Suite 105                Williamsport       PA    17701
10180     For The People Insurance Agency        2514 Wylie Ave.                                      Pittsburgh         PA    15219
10190     J Catherine Newton Insurance Agency    Six Boggs Aenue                                      Pittsburgh         PA    15211
10200     B & W Insurance Agency, Inc.           1340 Washington Road                                 Washington         PA    15301
10201     B & W Insurance Agency, Inc. - Sourth  331 Castle Shannon Boulevard                         Pittsburgh         PA    15237
10202     B & W Insurance Agency, Inc. - North   982 Perry Highway                                    Pittsburgh         PA    15237
10203     B & W Insurance Agency, Inc. - East    2933 Jacks Run Road                                  White Oak          PA    15131
10204     B & W Insurance Agency, Inc. - NSide   3856 Baytree Street                                  Pittsburgh         PA    15214
10210     Comprehensive Insurance                1900 Grant Avenue                                    Philadelphia       PA    19115
10240     Davis Insurance Agency, Inc.           208 East Church Street      PO Box 927               Lock Haven         PA    17701
10241     Davis Insurance Agency, Inc.           455 Elmira Street                                    Williamsport       PA    17701
10242     Davis Insurance Agency, Inc.           10 North Main Street                                 Mansfield          PA    16933
10243     Cross Agency                           20 Pennsylvania Avenue      PO Box 177               Mill Hall          PA    17751
10244     Richard Laird Agency                   609 Juniata Avenue                                   Huntington         PA   166552
10245     Fritz Gordon Agency                    Box H                                                Benton             PA    17814
10246     Don Wells Agency                       62 Pleasant Drive                                    Warren             PA    16365
10247     Vandine's Insurance Shoppe             PO Box 267                                           Northumberland     PA    17857
10248     Vandine's Insurance Shoppe             100 South Market Street                              Shamokin           PA    17872
10249     Fred Dale Insurance Agency             110 Chestnut Street                                  Mifflinburg        PA    17844
10251     McCarthy Insurance Agency              PO Box 15                   102 Main Street          Dushore            PA    18614
10252     Anthony R. Scatena Agency              44 Pierce Street                                     Kingston           PA    18704
10253     Swetland Insurance Agency              PO Box 210                  53 Warrent Street        Tunkhannock        PA    18657
10254     Knapp Insurance Agency                 216 North River Street      Suite 560                Wilkes-Barre       PA    18702
10255     CPI Group, Inc.                        1000 North Front Street     Suite 130                Wormleysburg       PA    17043

10270     Levin Insurance Agency                 306 Huntington Pike                                  Rockledge          PA    19046

10271     Levin Insurance Agency                 2500 S. Hobson Street                                Philadelphia       PA    19142
10275     Levin Insurance Agency                 306 Huntington Pike                                  Rockledge          PA    19046
10280     Young Insurance Agency, Inc.           PO Box 5223                 224 Highland Avenue      Pittsburgh         PA    15206
10290     John A. Fiesta Agency                  615 West Crawford Avenue    PO Box 867               Connellsville      PA    15425
10300     Second Opinion Insurance Agency        Waterdam Plaza              1039 Waterdam Plaza Dr.  McMurray           PA    15317
10301     Second Opinion Insurance Agency        Village Shops               1150 Brodhead Rd, Ste Q  Monaca             PA    15061
10302     Second Opinion Insurance Agency        415 Lincoln Avenue                                   Pittsburgh         PA    15202
10305     Exchange Underwriters, Inc.            121 West Pike Street                                 Cannonsburg        PA    15317
10310     Raymond Nalley Insurance Agency        9800B McNight Road          PO Box 11127             Pittsburgh         PA    15237
10315     Juniata Insurance Agency, Inc.         4201 "I" Street                                      Philadelphia       PA    19124
10320     E.F. Barrett Agency, Inc.              1154 5th Avenue                                      E. McKeesport      PA    15035
10330     Sciolla Agency                         1060 Grenoble Road                                   Ivyland            PA    18954
10340     Auto Insurance Agency, Inc.            1112 S. Braddock Avenue     Suite 301 D              Pittsburgh         PA    15218
10350     Anderson Insurance Agency              821 Parkside Avenue                                  Pittsburgh         PA    15228
10380     Furia Agency                           1613 Wolf Street                                     Philadelphia       PA    19145
10400     Acosta Agency                          831 Main Street                                      Stroudsburg        PA    18360
10410     Coolbaugh Insurance Agency             103 N. 7th Street           Suite  B                 Stroudsburg        PA    18360
10420     Pronto Notary                          232 E. Third Street                                  Bethlehem          PA    18015
10450     King Insurance Agency                  1906 E. Allegheny Avenue                             Philadelphia       PA    19134
10460     Hazelton Insurance Center, Inc.        25 E. Broad Street                                   Hazelton           PA    18201
10470     West Chester Insurance Agency          325 East Gay Street                                  West Chester       PA    19380
10471     West Chester Insurance Agency          325 East Gay Street                                  West Chester       PA    19380
10480     Moore Insurance Agency                 1985 Lincoln Way   Rainbow Village Shopping Ctr.     White Oak          PA    15131
10500     Berks Insurance Experts, Inc.          4411-8 North 5th St. Highway                         Temple             PA    19560
10510     Sciolla Agency                         600 W. DeKalb Pike          Suite 310                King of Prussia    PA    19406
10511     Pompei Insurance Agency                600 W. DeKalb Pike          Suite 310                King of Prussia    PA    19406
10512     Pompei-Sciolla Agency                  600 W. DeKalb Pike          Suite 310                King of Prussia    PA    19406
10520     Shriner Associates                     432 South Lehigh Ave.                                Frackville         PA    17931
10530     AAA Lehigh Valley Insurance Agency     1020 Hamilton Street                                 Allentown          PA    18105
10540     Ross Insurance Agency                  1496 Lititz Pike                                     Lancaster          PA    17601

10550   Bittel & Company                      8 South Mercer Street                               Greenville        PA    16125
10560   Steven Mamula Insurance Agency        217 East Main Street                                Carnegie          PA    15106
10570   Kalsey Insurance                      238 West High Street                                Waynesburg        PA    15370
10580   C.W. Howard Insurance                 405 West Jefferson Street                           Butler            PA    16001-5450

10590   Harry Twerdok Agency                  310 New Castle Road                                 Butler            PA    16001
10600   Keller Agency                         512 Cumberland Street                               Lebanon           PA    17042
10610   Red Oak Insurance Agency              4755 Philadelphia Ave.                              Chambersburg      PA    17201
10620   Insurance World, Inc.                 6000 A Linglestown Road                             Harrisburg        PA    17112
10630   Joseph J. Joyce & Associates, Inc.    9 North Main Street                                 Pittston          PA    18640
10631   Joseph J. & Assoc., Inc.              408 N. Main Street                                  Old Forge         PA    18518
10632   Joseph J. Joyce                       PO Box 2340                129 North Warren Street  West Hazelton     PA    18201
10633   Joyce & Associates - Freeland         Freeland Office            Route 653                Freeland          PA    18224
10640   D & L Business Services, Inc.         6801 Torresdale Ave.                                Philadelphia      PA    19135

10641   D & L Business Services, Inc.         4609 Torresdale Ave.                                Philadelphia      PA    19124
10642   D & L Business Services, Inc.         6112 North Broad Street                             Philadelphia      PA    19141
10650   Teeter Insurance Agency               505 Logan Boulevard                                 Altoona           PA    16602
10660   Enders Insurance Associates           Colonia Park Realty Co.    4613 Fritchey Street     Harrisburg        PA    17109
10670   Mountaintop Insurance                 Fox Lure Mall              508 Benner Pike          Bellefonte        PA    16823
10680   Auto Insurance Store
10685   Frost & Conn, Inc.                    PO Box 469                 1301 North Atherrton St. State College     PA    16804
10690   Strickler Agency, Inc.                                                                    Chambersburg      PA
10700   Kenneth Quick Tags & Insurance        201 B East State St.                                Kennett Square    PA    19348
10710   William S. Pharmer Insurance Agency   631 Fishburn Road                                   Hershey           PA    17033
10720   All Drivers Insurance                 287 N. West End Blvd.      Route 309                Quakertown        PA    18951
10730   Combined Insurance Group, Ltd.        618 S. Broad Street                                 Lansdale          PA    19446
10740   Rovner Insurance Group                504 Howell Lane                                     Havertown         PA    19083
10750   McGrath Insurance Agency              51 East Market Street                               Blairsville       PA    15717
10760   Young Insurance                       PO Box 454                                          Altoona           PA    16603
10770   George Seidman Insurance Agency       201 B E. State Street                               Kennett Square    PA    19348
10771   Phil Seidman Insurance Agency         2757 Bethel Road                                    Chester           PA    19013
10780   Accurate Insurance                    1566 Chester Pike                                   Folcroft          PA    16214

10890     Burns & Burns Assoc., Inc.             800 Center Main Street                               Clarion            PA    16214
10791     Burns & Burns Associates, Inc.         57 Rear Main St.            PO Box 359               Broadford          PA    16701
10792     Burns & Burns Associate, Inc.          719 Indiana Dr.                                      Erie               PA    16505
10793     Burns & Burns Associate, Inc.          93 S. West End Blvd.        Suite 107                Quakertown         PA    18951
10794     Burns & Burns Associate, Inc.          505 PNC Bank Bldg.                                   Warren             PA    16365
10795     Moore & Eshelman                       210 E. Market St.           PO Box 830               Clearfield         PA    16830
10800     Skyline Services                       RR1 Box 1025-4                                       Little Meadows     PA    18830
10810     Frank Hacko Insurance                  725 3rd Avenue                                       New Brighton       PA    15066
10820     McBridge-Shannon Company               125 North Mill Street                                New Castle         PA    16103
10830     ABE Insurance Agency                   1902 Union Blvd.                                     Allentown          PA    18103
10840     Parker Insurance Agency                5267 Oakview Dr.                                     Allentown          PA    18104
10850     Route 30 Auto Insurance                12120 Route 30                                       North Huntington   PA    15642
10860     Buchanan Insurance Agency Inc.         803 Alexandria Street                                Latrobe            PA    15650
10870     Miller Insurance Associates, Inc.      Suite 102                   10 Brookwood Avenue      Carlisle           PA    17013
10880     Dudek Insurance Agency                 448 Strayer Street                                   Johnstown          PA    15906
10890     Sommers Insurance Agency               8912 Perry Highway                                   Meadville          PA    16335
10900     Tamaqua Insurance Center, Inc.         801 E. Broad Street         PO Box 272               Tamaqua            PA    18252
10901     Malone Nenstiel Ins. Center, Inc.      115 E. Broad St.            PO Box 1007              West Hazelton      PA    18201
10910     James O. Bower Insurance, Inc.         2145 Market Street                                   Camp Hill          PA    17011
10920     W.J. Moore, Inc.                       PO Box 310, Center Square                            New Bloomfield     PA    17068
10921     W.J. Moore Insurance Agency            PO Box 40                                            Newport            PA    17074
10922     W.J. Moore Insurance Agency            4906 Spring Road                                     Shermans Dale      PA    17090
10930     Heritage Insurance Agency              PO Box 230                  272 Locust Street        Columbia           PA    17512
10940     Russ Black Ins., Inc.                  PO Box 247                  Route 257                Seneca             PA    16346
10950     Indiana Insurance                      1780 Philadelphia St.                                Indiana            PA    15701
10960     America Insurance                      7214 Frankford Ave.                                  Philadelphia       PA    19149

10970     Wildoner Insurance Agency Inc.         701 North Street            PO Box 4087              Jim Thorpe         PA    18229
10980     J. LeRue Hess Agency, Inc.             2 S. Market St.             PO Box 38                Duncannon          PA    17020
10990     Jack L Bonus Insurance                 PO Box 450                  216 E. Grandview Ave.    Zelienople         PA    16063
11000     R.E. Walbeck Agency, Inc.              137 S. Main St.                                      Homer              PA    15748
11010     M.C.V., Inc.                           119 thru 123 N. Franklin St.PO Box 188               Titusville         PA    16354
                                                                                                                               -0188

10020     M.H.A., Inc.                           3709 Butler St.                                      Pittsburgh         PA    15201
10030     Affolder and Associates                The Insurance Center        8700 Perry Highway       Pittsburgh         PA    15237
11040     Harry Lovett Insurance Agency          997 Cumberland Rd.                                   Pittsburgh         PA    15237
10041     Harry Lovett Insurance                 109 Butler St.                                       Valencia           PA    16059
11050     Joseph D. Walters Agency               2706 S. Park Rd.                                     Bethel Park        PA    15102
11060     J. S. Anderson Agency                  554 E. Main St.                                      Uniontown          PA    15401
11070     Century Insurance Consultants, Ltd.    111 Whitehead Lane          Suite 400                Monroeville        PA    15146
11080     Cravotta Insurance Agency              315 Morgantown St.                                   Uniontown          PA    15401
11090     Auto Tags Plus                         308 Market St.                                       Oxford             PA    19363
11100     Harrold's Insurance Agency             57 Lincoln Way E.                                    Jeannette          PA    15644
11110     Harry L. Bubb Associates, Inc.         4 W. Main St.                                        New Freedom        PA    17349
11111     Harry L. Bubb Associates, Inc.         73 E. Forrest Ave.                                   Shrewsbury         PA    17361
11112     Harry L. Bubb Associates, Inc.         692 E. Main St.                                      Dallastown         PA    17313
11120     George L. Miller Agency                299 W. Main St.                                      Lansdale           PA    19446
11130     Consolidated Insurance Agency, Inc.    Penn's Court, Suite 107     350 S. Main St.          Doylestown         PA    18901
11140     Comprehensive Insurance Services       680 Lincoln Highway                                  Fairless Hills     PA    19030
11150     Robert S. Strobel Insurance, Inc.      715 Twining Road            Suite 117                Dresher            PA    19025
11160     HL Wilson Insurance Group              PO Box 896                                           Greensburg         PA    15601
11170     Advantage One                          1022 Colonial Ave.                                   Bensalem           PA    19020
11180     Wilkinson Dunn Company                 455 River Ave.              PO Box 1026              Williamsport       PA    17703
11190     Advantage Ins., Inc.                   3109 Walnut St.                                      McKeesport         PA    15132
11200     Roberts Insurance Agency               2323 Carlisle Rd.                                    York               PA    17404
11210     Lancastro/Bonini Ins. Agency           4602 Peach St.                                       Erie               PA    16509
11220     Zangardi Insurance                     501 N. Keyser Ave.                                   Scranton           PA    18504
11230     Coleman Insurance, Inc.                945 Perry Highway                                    Pittsburgh         PA    15237
11240     Cullision Insurance Agency             102 Baltimore St.                                    Gettysburg         PA    17325
11250     The Chester Barrick Agency             619 York St.                                         Hanover            PA    17331
11260     The Mosholder Agency                   135 W. Main St.                                      Somerset           PA    15501
11261     The Mosholder Insurance Company        616 Logan Place                                      Confluence         PA    15242
11270     The Blackwood Agency                   PO Box 300                  1503 8th Ave.            Beaver Falls       PA    15010
11280     The John Dianna Agency                 25 W. Broad St.                                      West Hazelton      PA    18201


11290     Hauptly Insurance Agency               2205 W. Market St.                                   Pottsville         PA    17901
11300     Armstrong Insurance Associates Ind     RD 8 Franklin Village                                Kittanning         PA    16201
11310     Riverside Insurance Agency             332 Locust St.                                       Columbia           PA    17512


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